As filed with the Securities and Exchange Commission on March 10, 2003
                                                  Registration No. 333-_______

===============================================================================

                     SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549
                                  FORM S-8
                           REGISTRATION STATEMENT
                                   UNDER
                         THE SECURITIES ACT OF 1933

                                ACE LIMITED
           (Exact name of registrant as specified in its charter)


      CAYMAN ISLANDS                                           98-0091805
(State or other jurisdiction of                            (I.R.S. Employer
incorporation or organization)                             Identification No.)


                              The ACE Building
                            17 Woodbourne Avenue
                          Hamilton HM 08, Bermuda
            (Address of principal executive offices) (zip code)
                 ACE Limited 1995 Long-Term Incentive Plan
                          (Full title of the plan)

                             Brian Duperreault
                                ACE Limited
                         c/o CT Corporation System
                               1633 Broadway
                          New York, New York 10019
                  (Name and address of agent for service)

 Telephone number, including area code, of agent for service: (441) 295-5200 copy to
                              Laura D. Richman
                          Mayer, Brown, Rowe & Maw
                           190 S. LaSalle Street
                          Chicago, Illinois 60603

                 ------------------------------------------

                      CALCULATION OF REGISTRATION FEE
===============================================================================
                                  Proposed       Proposed
                                  Maximum        Maximum           Amount
   Title of         Amount        Offering       Aggregate           of
Securities to       to be         Price Per      Offering       Registration
be Registered     Registered      Share(1)       Price(1)           Fee
-------------------------------------------------------------------------------
 Ordinary
  Shares
$.041666667
par value (2)     3,000,000       $27.01        $81,030,000        $6,556
-------------------------------------------------------------------------------

 (1) Estimated solely for the purpose of computing the registration fee, pursuant to Rule 457(c) under the Securities Act of 1933 on the basis of the average of the high and low prices of the Ordinary Shares reported on the New York Stock Exchange Composite Tape on
      March 6, 2003.
 (2)  Also includes preferred share purchase rights. Prior to the occurrence of certain events, the Rights will not be exercisable or evidenced separately from the Ordinary Shares.
-------------------------------------------------------------------------------

         Pursuant to General Instruction E to Form S-8, the contents of the Company's Registration Statement on Form S-8, File No. 333-1402 and the contents of the Company's Registration Statement on Form S-8, File No. 333-72299 (the "Prior Registration Statements") are incorporated herein by reference. This Registration Statement covers shares which, together with the 9,464,058 shares (after giving effect to the stock split) being carried forward from the Prior Registration Statements and upon which a fee has been paid, constitute the 12,464,058 registered shares issuable under the ACE Limited 1995 Long-Term Incentive Plan.


                                  PART II


                          INFORMATION REQUIRED IN
                         THE REGISTRATION STATEMENT

Item 8.  Exhibits.

         4.1 Memorandum of Association of the Company (Incorporated by reference to Exhibit 3.1 to the Company's Annual
               Report on Form 10-K for the year ended September 30, 1998).

         4.2 Articles of Association of the Company (Incorporated by reference to Exhibit 3.2 to the Company's Annual
               Report on Form 10-K for the year September 30, 1998).

         4.3 Specimen certificate representing Ordinary Shares (Incorporated by reference to Exhibit 4.3 to the Company's Annual Report on Form 10-K for the year ended December 31, 2001).

         4.4 Special Resolutions adopted January 22, 2002 increasing the number of Ordinary Shares and Other Shares (incorporated by reference to Exhibit 3.3 to the Company's Annual Report on Form 10-K for the year ended December 31, 2001).

         5.1 Opinion of Maples and Calder as to the legality of the Ordinary Shares.

         23.1  Consent of PricewaterhouseCoopers LLP.

         23.2  Consent of Maples and Calder (included in Exhibit 5.1).

         24.1  Powers of Attorney (included in signature pages).

         99.1 Appointment of CT Corporation as U.S. agent for service of process (Incorporation by reference to Exhibit
               99.1 to Registration Statement on Form S-1 of the Company (No. 33-72118)).

         99.2 Confirmation of appointment of CT Corporation System as U.S. agent for service of process (Incorporation by reference to Exhibit 99.2 to Registration Statement on Form S-3 of the Company (No.333-49257)).

                                 SIGNATURES


        Each person whose signature appears below constitutes and appoints, Brian Duperreault, Philip Bancroft, Peter N. Mear and Keith White and each of them, the true and lawful attorneys-in-fact and agents of the undersigned, with full power of substitution and resubstitution, for and in the name, place and stead of the undersigned, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and hereby grants to such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, full to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

        Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Hamilton, Bermuda, on February 27, 2003.

                                  ACE Limited


                                  By:  /s/ Brian Duperreault
                                       ---------------------------------------
                                  Its:  Chairman and Chief Executive Officer


        Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.


Signature                      Title                                          Date
---------                      -----                                          ----

 /s/ Brian Duperreault                                                        February 27, 2003
-----------------------        Chairman and Chief Executive
Brian Duperreault                Officer; Director


/s/ Dominic Frederico                                                         February 27, 2003
-----------------------        President, Chief Operating Officer;
Dominic Frederico                Director


 /s/ Philip V. Bancroft                                                       February 27, 2003
-----------------------        Chief Financial Officer;
Philip V. Bancroft               (Principal Financial
                                 Officer)

/s/ Robert A. Blee                                                            February 27, 2003
-----------------------        Chief Accounting Officer;
Robert A. Blee                   (Principal Accounting
                                 Officer)

/s/ Donald Kramer                                                             February 27, 2003
-----------------------        Vice Chairman; Director
Donald Kramer


/s/ Evan Greenberg
-----------------------        Vice Chairman, Director                        February 27, 2003
Evan Greenberg


                                    S-3




/s/ Michael G. Atieh
-----------------------        Director                                       February 27, 2003
Michael G. Atieh


/s/ Bruce L. Crockett          Director                                       February 27, 2003
-----------------------
Bruce L. Crockett


/s/ Robert M. Hernandez
-----------------------        Director                                       February 27, 2003
Robert M. Hernandez


/s/ John A. Krol
-----------------------        Director                                       February 27, 2003
John A. Krol


/s/ Peter Menikoff
-----------------------        Director                                       February 27, 2003
Peter Menikoff


/s/ Thomas J. Neff
-----------------------        Director                                       February 27, 2003
Thomas J. Neff


/s/ Robert Ripp
-----------------------        Director                                       February 27, 2003
Robert Ripp


/s/ Walter A. Scott
-----------------------        Director                                       February 27, 2003
Walter A. Scott


/s/ Dermot F. Smurfit
-----------------------        Director                                       February 27, 2003
Dermot F. Smurfit


/s/ Robert W. Staley
-----------------------        Director                                       February 27, 2003
Robert W. Staley


/s/ Gary M. Stuart
-----------------------        Director                                       February 27, 2003
Gary M. Stuart


                         AUTHORIZED REPRESENTATIVE

        Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed below by the undersigned as the duly authorized representative of ACE Limited in the United States.



                                               /s/ Brian Duperreault
                                               ------------------------------
                                               Brian Duperreault


                                               Date:  February 27, 2003

                                     EXHIBIT INDEX


Exhibit
Number         Description of Document
-------        -----------------------
  4.1          Memorandum of Association of the Company
               (Incorporated by reference to Exhibit 3.1 to the Company's Annual Report on Form 10-K for the year ended September 30, 1998)

  4.2 Articles of Association of the Company (Incorporated by reference to Exhibit 3.2 to the Company's Annual Report on Form 10-K for the year ended
               September 30, 1998)

  4.3          Specimen certificate representing Ordinary Shares
               (Incorporated by reference to Exhibit 4.3 to the Company's Annual Report on Form 10-K for the year ended December 31, 2001).

  4.4 Special Resolutions adopted January 22, 2002 increasing the number of Ordinary Shares and Other Shares (incorporated by reference to Exhibit 3.3 to the Company's Annual Report on Form 10-K for the year ended December 31, 2001).

  5.1 Opinion of Maples and Calder as to the legality of the Ordinary Shares.

  23.1         Consent of PricewaterhouseCoopers LLP

  23.2         Consent of Maples and Calder (included in Exhibit 5.1)


  24.1         Powers of Attorney (included in signature pages)

  99.1 Appointment of CT Corporation as U.S. agent for service of process (incorporated by reference to Exhibit 99.1 to Registration Statement on Form S-1 of the Company (No. 33-72118)).

  99.2 Confirmation of appointment of CT Corporation System as U.S. agent for service of process (incorporated by reference to Exhibit 99.2 to Registration Statement on Form S-3 of the Company (No. 333-49257)).